UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
July 24, 2014

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2014, Cash America International, Inc. (the “Company”) issued a press release to announce its consolidated financial results for the three and six months ended June 30, 2014.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes non-GAAP financial measures as that term is defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 7.01	REGULATION FD DISCLOSURE

Press Release to Announce Consolidated Financial Results

See Item 2.02 Results of Operations and Financial Condition.

Potential Separation of Enova International, Inc.

On April 10, 2014, the Company announced that its Board of Directors authorized management to review potential strategic alternatives, including a tax-free spin-off, for the separation of its online lending business that comprises its E-commerce Division, Enova International, Inc. (“Enova”).  After evaluating separation alternatives for Enova, management has recommended that the Company’s Board of Directors pursue a tax-free spin-off, and the Company’s Board of Directors has authorized the filing of a Registration Statement on Form 10 with the Securities and Exchange Commission by Enova in connection with the proposed spin-off.  If a spin-off occurs, the Company will be separated into two publicly traded companies: Enova International, Inc., which would own and operate the Company’s online lending business that comprises its E-Commerce Division (or the e-commerce segment), and Cash America International, Inc., which would own and operate the Company’s storefront lending businesses that comprise its Retail Services Division (or the retail services segment).

The Company’s Board of Directors has not yet approved the separation, but if it is approved, a transaction could be completed in late 2014 or early 2015, subject to market, regulatory and other conditions, including, if the separation takes the form of a tax-free spin-off, the receipt of a private letter ruling from the Internal Revenue Service, an opinion from the Company’s tax counsel and a solvency opinion from an independent financial advisor. The Company currently expects that any spin-off would be in the form of a tax-free distribution of 80 percent of the Enova common stock to the Company’s shareholders.

The separation is subject to a number of conditions, including final approval by the Board of Directors of transaction specifics. In addition, external events beyond the control of the Company and Enova could impact the timing or occurrence of a separation. There can be no assurance that any separation or other transaction will occur or, if one does occur, there can be no assurance as to its form, terms or timing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

	Exhibit No.	Description
	99.1	Cash America International, Inc. press release dated July 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	July 24, 2014	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cash America International, Inc. press release dated July 24, 2014